INCOME TAXES	6 Months Ended	12 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Income Tax Disclosure [Abstract]
INCOME TAXES

10.	INCOME TAXES

The provision for income taxes consists of U.S. federal and state income taxes in jurisdictions in which the Company operates. The effective tax rate for the six months ended June 30, 2026 and 2025 was 0% for both periods.

The Company recognizes interest and penalties related to uncertain tax positions in general and administrative expense. As of June 30, 2026 and December 31, 2025 the Company has no unrecognized uncertain tax positions, including interest and penalties.

10.	INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company recorded the valuation allowance due to the uncertainty of future realization of federal and state net operating loss carryforwards. The deferred income tax assets are comprised of the following at December 31, 2025 and 2024:

	2025	2024
Deferred income tax assets:	$3,101,837	$1,514,477
Valuation allowance	(3,101,837)	(1,514,477)
Net deferred tax asset	$-	$-

Reconciliation between the statutory rate and the effective tax rate is as follows at December 31, 2025 and 2024:

	2025	2024
Effective Tax Rate Reconciliation:
Federal statutory tax rate	21.00%	21.00%
State taxes, net of federal benefit	0%	0%
Change in valuation allowance	-21.00%	-21.00%
Effective tax rate	0.00%	0.00%

The current income tax benefit of $1,587,361 and $546,928 generated for the year ended December 31, 2025 and 2024, respectively, was offset by an equal increase in the valuation allowance. The valuation allowance was increased due to uncertainties as to the Company’s ability to generate sufficient taxable income to utilize the net operating loss carryforwards which is the only significant component of deferred taxes.

As of December 31, 2025, the Company had California net operating loss (“NOL”) carryforwards of approximately $14,770,654. All California NOLs were generated in tax years beginning in 2020 or later.

For California income tax purposes, these NOL carryforwards are generally available for use for up to 20 years from the year generated and are subject to annual utilization limitations, which may include percentage-based limitations or temporary suspensions under applicable California tax law.

For U.S. federal income tax purposes, NOLs generated in tax years beginning after December 31, 2017 may be carried forward indefinitely. Federal NOL utilization is generally limited to 80% of taxable income in any given year, subject to applicable federal tax law provisions.

The Company recognizes interest and penalties related to uncertain tax positions in general and administrative expense. As of December 31, 2025 and 2024 the Company has no unrecognized uncertain tax positions, including interest and penalties.